[conformed copy]



                    ADELPHIA COMMUNICATIONS CORPORATION

                           Class A Common Stock
                             ($.01 par value)

                          REGISTRATION AGREEMENT


                                                         New York, New York



                              January 7, 1994



Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Dear Sirs:

          Adelphia Communications Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to Salomon Brothers Inc ("Salomon"), upon the terms set forth in an Underwriting Agreement to be entered into by the Company and Salomon in substantially the form attached hereto as Exhibit A (as executed, the "Underwriting Agreement"), up to 3,300,000 shares of Class A Common Stock, $0.01 par value ("Common Stock"), of the Company. Such shares are to be offered to the public in the manner contemplated by the Underwriting Agreement.

          The Company also proposes to issue and sell, pursuant to a separate purchase agreement, 5,832,604 shares of Common Stock to certain members of the Rigas family (and/or related persons). Such shares will be registered under the Securities Act of 1933, as amended (the "Act") pursuant to the registration statement and prospectus that relates to the public offering contemplated by the Underwriting Agreement. In connection with the issue and sale of such shares of Common Stock to such persons, Salomon proposes, pursuant to separate agreements, to make margin loans to such persons. Such shares of Common Stock are to be pledged to Salomon as security for the margin loans and, together with such other shares of Common Stock as may also be pledged from time to time to secure such loans, are hereinafter called the "Securities."

          As an inducement to Salomon to enter into the Underwriting Agreement and to make the margin loans, and in satisfaction of a condition to your obligations under the Underwriting Agreement, the Company agrees with you, (i) for your benefit and (ii) for the benefit of each pledgee from time to time of the Securities (each of the foregoing a "Holder" and together the "Holders"), as follows:

          I. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Underwriting Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Holder" has the meaning set forth in the preamble hereto.

          "Majority Holders" means the Holders of a majority of the Securities registered under a Shelf Registration Statement.

          "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer any underwritten offering.

          "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by such Shelf Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

          "Securities" has the meaning set forth in the preamble hereto.

          "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 2(b) hereof.

          "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 2 hereof which covers the Securities, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "underwriter" means any underwriter of Securities in connection with an offering thereof under a Shelf Registration
Statement.

          II.  Shelf Registration.

          A. The Company shall prepare and shall file with the Commission and thereafter shall cause to be declared effective under the Act prior to the Closing Date a Shelf Registration Statement relating to the offer and sale of the Securities by the owners thereof and by the Holders from time to time in accordance with the methods of distribution elected by such owners or Holders and set forth in such Shelf Registration Statement.

          B. The Company shall keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for such period as any Securities remain pledged as security for the margin loans referred to in the preamble hereto (such period being called the "Shelf Registration Period").

          III.  Registration Procedures.  In connection with any
Shelf Registration Statement, the following provisions shall apply:

          A. The Company shall furnish to you, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose.

          B. The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

          C. 1. The Company shall advise you and the Holders and, if requested by you or any such Holder, confirm such advice in writing:

               a. when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

              b.    of any request by the Commission for
          amendments or supplements to the Shelf Registration
          Statement or the Prospectus included therein or for additional information.

          2. The Company shall advise you and the Holders and, if requested by you or any such Holder, confirm such advice in writing:

               a. of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf
          Registration Statement or the initiation of any proceedings for that purpose;

              b.    of the receipt by the Company of any
          notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

             c. of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

          D. The Company shall obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration
     Statement at the earliest possible time.

          E. The Company shall furnish to each Holder of Securities included within the coverage of any Shelf
     Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

          F. The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus or any amendment or supplement thereto.

          G. Prior to any offering of Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Shelf Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          H. The Company shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Securities pursuant to such Shelf Registration Statement.

          I. Upon the occurrence of any event contemplated by paragraph (c)(2)(iii) above, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          J. The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the applicable Shelf Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          K. The Company may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement.

          L. The Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Majority Holders reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          M. The Company shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 5 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any), with respect to all parties to be indemnified pursuant to Section 5 from Holders of Securities to the Company.

          N. The Company shall (i) make reasonably available for inspection by the Holders of Securities registered or to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Underwriting Agreement; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Majority Holders and Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(n) shall be performed at (A) each post-effective amendment to the Shelf Registration Statement and
     (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          IV. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith.

          V. Indemnification and Contribution. A. In connection with any Shelf Registration Statement, the Company agrees to indemnify and hold harmless each Holder of securities covered thereby, the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any (a) untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented) or any preliminary Prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          The Company also agrees to indemnify or contribute to Losses of, as provided in Section 5(d), any underwriters of Securities registered under a Shelf Registration Statement, their directors, officers, employees and agents and each person who controls such underwriters within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 5(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(m) hereof.

          B. Each Holder of Securities covered by a Shelf Registration Statement severally agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by (a) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented) or any preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but only with reference to information furnished to the Company in writing by such Holder expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary Prospectus.

          C. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "Indemnifying Party") in writing and the Indemnifying party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel, as incurred, related to such proceedings. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses, as incurred, of more than one separate firm (in addition to any local counsel) for all such Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

          D.   If the indemnification provided for in paragraph
(a) or (b) of this Section 5 is unavailable to an Indemnified Party, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such Indemnified Party may be subject in such proportion as is appropriate to reflect the relative benefits received by such Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, from the public offering and the issue and sale of shares of Common Stock to certain members of the Rigas family and to Northwest Mutual Life Insurance Company, Inc. referred to in the preamble hereto (collectively, the "Offerings") and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall Salomon be responsible, in the aggregate, for any amount in excess of the underwriting discounts and commissions it received in connection with the Offerings, nor shall any subsequent Holder be responsible, in the aggregate, for any amount in excess of the value of receiving Securities registered under the Act, nor shall any underwriter be responsible, in the aggregate, for any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Indemnifying Party and the Indemnified Party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Offerings (before deducting expenses). Benefits received by Salomon shall be deemed to be equal to the total underwriting discounts and commissions it received in connection with the Offerings, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference, among other things, to whether the alleged untrue statement or omission relates to information provided by the Indemnifying Party, on the one hand, or by the Indemnified Party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          E. The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company or any underwriter, or any of the directors, officers, employees, agents or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder or an underwriter of Securities covered by a Shelf Registration Statement.

          VI.  Miscellaneous.

          A. No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          B. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided that, with respect to any matter that directly or indirectly affects the rights of Salomon, the Company shall obtain the written consent of Salomon. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities being sold rather than registered under such Shelf Registration Statement.

          C. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               1. if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 6(c), with a copy in like manner to Salomon;

               2. if to Salomon, initially at its address set forth in the Underwriting Agreement; and

               3. if to the Company, initially at its address set forth in the Underwriting Agreement.

          All such notices and communications shall be deemed to have been duly given when received.

          Salomon or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

          D. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          E. Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          F. Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          G.   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE
STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF
CONFLICTS OF LAWS THEREOF.

          H. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          I. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Company or its Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
          Please confirm that the foregoing correctly sets forth the agreement between the Company and you.


                         Very truly yours,

                         ADELPHIA COMMUNICATIONS
                           CORPORATION

                         By: /s/ Michael J. Rigas
                             Michael J. Rigas
                             Vice President


Accepted, January 7, 1994

SALOMON BROTHERS INC

By: /s/ Nancy B. Peretsman
    Nancy B. Peretsman
    Managing Director